Filed Pursuant to 497(a)

File No 333-191701

Rule 482ad

Fifth Street Senior Floating Rate Corp. Prices

Public Offering of Common Stock

GREENWICH, CT, August 14, 2014 — Fifth Street Senior Floating Rate Corp. (NASDAQ:FSFR) (“FSFR”) today announced that it priced a public offering of 22,800,000 shares of its common stock at a public offering price of $12.91 per share for total gross proceeds of $294,348,000. All shares are being offered by FSFR. Morgan Stanley, Deutsche Bank Securities, UBS Investment Bank and Goldman, Sachs & Co. will act as lead book-running managers for the offering, Barclays, Credit Suisse and J.P. Morgan will act as joint book-running managers for the offering, Janney Montgomery Scott, Ladenburg Thalmann, Oppenheimer & Co. and Maxim Group LLC will act as senior co-managers for the offering, and National Securities Corporation, MLV & Co. and Wunderlich Securities will act as co-managers for the offering.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on or about August 19, 2014. FSFR has also granted the underwriters an over-allotment option to purchase up to an additional 3,420,000 shares of common stock.

FSFR intends to use the net proceeds from this offering repay debt outstanding under its credit facility and to make investments in small and mid-sized companies in accordance with its investment objective and strategies described in the prospectus supplement and accompanying prospectus and may use such funds for general corporate purposes.

The offering is being made pursuant to FSFR’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering is being made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014 (Attn: Prospectus Department, tel: (866) 718-1649 or prospectus@morganstanley.com); Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005 (Attn: Prospectus Group, tel: (800) 503-4611 or prospectus.cpdg@db.com); UBS Securities LLC, 299 Park Avenue, New York, NY 10171 (Attn: Prospectus Department or tel: (888) 827-7275); and Goldman, Sachs & Co., 200 West Street, New York, NY 10282 (Attn: Prospectus Department, tel: (866) 471-2526 or prospectus-ny@ny.email.gs.com). Investors are advised to carefully consider the investment objective, risks, charges and expenses of FSFR before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about FSFR and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Fifth Street Senior Floating Rate Corp.

Fifth Street Senior Floating Rate Corp. is a specialty finance company that provides financing solutions in the form of floating rate senior secured loans to mid-sized companies, primarily in connection with investments by private equity sponsors. FSFR’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments while seeking to preserve its capital. The company has elected to be regulated as a business development company and is externally managed by Fifth Street Management LLC, an SEC-registered investment adviser and leading alternative asset manager with $5 billion in assets under management. With a track record of more than 16 years, Fifth Street’s nationally recognized platform has the ability to hold loans up to $150 million, commit up to $250 million and structure and syndicate transactions up to $500 million. Fifth Street received the 2014 ACG New York Champion’s Award for “Senior Lender Firm of the Year” and was named both 2013 “Lender Firm of the Year” by The M&A Advisor and “Lender of the Year” by Mergers & Acquisitions. FSFR’s website can be found at fsfr.fifthstreetfinance.com. Information contained on its website is not incorporated by reference into this press release, and such information should not be considered part of this press release.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to Fifth Street Senior Floating Rate Corp.’s securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “intends,” “expects,” “plans,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of FSFR, including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in FSFR’s prospectus supplement and accompanying prospectus. FSFR undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACTS:

Investor Contact:

Dean Choksi, Executive Director of Finance & Head of Investor Relations

(203) 681-3722

dchoksi@fifthstreetfinance.com

Media Contact:
Nick Rust
Prosek Partners
(212) 279-3115 ext. 252
pro-fifthstreet@prosek.com